SCHEDULE TO MASTER LEASE AGREEMENT

                                                     									   Exhibit A to
                                 						Master Lease Agreement No.:  30-000-49
                       					Master Lease Agreement Date:      August 7,	 1997
                                                								Schedule No.:0210-006
                                         							Schedule Date:          ,1998


Name and Address of Lessee:
Netter Digital Entertainment, Inc.
5125 Lankershim Blvd.
North Hollywood, CA 91601

Description of Items of Equipment: See Schedule "A" attached hereto and made a part hereof.

Lessor's Cost of Items of Equipment 	$311,554.22

Equipment to be located at:
5125 Lankershim Blvd.               And      360 Beach Blvd.
North Hollywood, CA 91601                    Burlingame, CA 94101

Commencement date of Lease: ..................

Term of Lease Schedule: Thirty-six (36) months

Rent payments will be due in advance commencing December 01, 1998 and subsequently on the same date of each month.


A. Total rent (excluding taxes) .............................   *
B. Rent per (month, quarter, etc.) ..........................   *
C. Advance rental ...........................................   *
D. Security deposit, (if applicable) ........................  N/A

All of the terms and provisions of the Lease are hereby incorporated by reference in this Schedule to the same extent as if fully set forth herein. Lessee and Lessor hereby agree to be bound by the terms and provisions of, and hereby make, as if made as of the date hereof, the representations and warranties contained in the Lease as each relates to the Lease created hereby. Lessee hereby irrevocably authorizes Lessor to insert (as provided above) in this Schedule the commencement date of the Lease and the due date of the first rental payment. Lessee and Lessor hereby agree that upon delivery of the Items of Equipment described herein, Lessee will cause an authorized representative of Lessee to inspect the Items and, if the Items are found to be in proper operating order and appearance conforming to the specifications and requirements of Lessee, such Items will be subjected to the terms of the Lease by Lessee's acceptance of such Items by execution and delivery of a Delivery and Acceptance Certificate in the form annexed hereto as Appendix
1.

Additional Provisions:

Security Deposit applicable?       			NO

Include if applicable:

     Security deposit shall be due in the amount specified above upon the execution and delivery of this Schedule. Security deposit shall be security for the full payment and performance of all terms, conditions, and obligations of the Lessee hereunder and under Master Lease Agreement No. 3G,00049. Such deposit shall not excuse the performance at the time and in the manner prescribed of any obligation of Lessee or prevent default thereof. Lessor may, but shall not be required to, apply such security deposit towards discharge of any overdue obligation of Lessee. The balance, if any, of that portion of the security deposit received by Lessor, provided that Lessee has fully complied with and performed all its obligations under Master Lease Agreement No. 30-00049, this Schedule and any Delivery and Acceptance Certificate applicable hereto and Lessee is not and has not been in default thereunder or hereunder, shall be refunded to Lessee upon expiration of the Lease term, including any applicable renewal berm.

Purchase option applicable?		 	YES

Include if applicable:

     Provided that the Lease has not been terminated and that no default has occurred and is continuing under the Lease, Lessee shall have the option to purchase, at the expiration of the term of the Lease provided above, upon not less than 180 days prior irrevocable notice to Lessor, all, but not less than all, of Lessor's right, title and interest in the Equipment then subject to the Lease for a purchase price equal to $1.00.

Purchase Agreement Applicable?			NO

     Provided that the Lease has not been terminated, and that no default has occured and is continuing under the Lease, Lessee must purchase, at the expiration of the term of the Lease provided above, all, but not less than all, of the Equipment then subject to the Lease for a purchase price equal to $

Renewal term applicable? 				NO

Include if applicable:

     If Lessee shall not elect to purchase the Equipment pursuant to any applicable purchase option set forth above, the Lease has not been terminated and no default has occurred and is continuing under the Lease, Lessee may, upon not less than 90 days irrevocable notice prior to, renew the Lease for a renewal term from MONTH through MONTHLY and at the renewal rent of 0 due Jul in advance, commencing MONTH, 19 and subsequently on the same date of each 28. Further, at the expiration of the renewal term of the Lease provided for in the immediately preceding sentence upon not less than 180 days prior irrevocable notice to Lessor and provided that the Lease has not been terminated and that no default has occurred and is continuing under the Lease, Lessee shall have the option to purchase all, but not less than all, of Lessor's right, title and interest in the Equipment then subject to the Lease for a purchase price equal to 0.

Stipulated Loss Value Appendix applicable?	 YES

Include if applicable:

     This Schedule has, as a part thereof, the Stipulated Loss Value Appendix 2 annexed hereto or otherwise identified as a part hereof or applicable hereto.

Amendment to Lease applicable? 			NO

Include if applicable:

Lessee and Lessor hereby amend the terms of the Lease as follows:





IN WITNESS WHEREOF, the parties hereto have executed this Schedule as of the ______________________ day of ___________, 1998.


Netter Digital Entertainment, Inc.
As Lessee

By:/s/  Chad Kalebic

Name:   Chad Kalebic
Title:  CFO

Attest/Witness

By:/s/  Douglas Netter

Name:   Douglas Netter
Title:  President/CEO
(Corporate Seal)


LYON CREDIT CORPORATION, as Lessor

By:/s/  Stephen Peterson

Name:   Stephen Peterson
Title:  Assistant Vice President